UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 7, 2001


                              ALLTRISTA CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



            Indiana                       0-21052                35-1828377
            -------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


           5875 Castle Creek Parkway, North Drive,
               Suite 440, Indianapolis, IN                         46250
               ---------------------------                         -----
          (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (317) 577-5000

Item 5.  Other Events.
------   ------------

On October 10, 2000,  the Company  issued the press release  attached  hereto as
Exhibit 99-1. The Company's press release addressed, among other items, the Company's entering into the Letter of Intent attached hereto as Exhibit 99-2.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

     The following exhibits are filed as a part of this report:

          (a) Not Applicable

          (b) Not Applicable

          (c) Exhibits

                99-1 Press  Release  dated May 7, 2001
                99-2 Letter of Intent dated May 7, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLTRISTA CORPORATION
                                       (Registrant)


Date: May 11, 2001                 By:  /s/ Kevin D. Bower
                                      ------------------------------------------
                                        Kevin D. Bower
                                        Senior Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                Description of Exhibit
--------------                ----------------------

    99-1                Press Release dated May 7, 2001
    99-2                Letter of Intent dated May 7, 2001